                                                                   EXHIBIT 10.16
                                                                          93002E


                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                     ------------------------------------


This Agreement ("Agreement") is made and entered into this 1st day of September, 1994, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Boston Gas Company (herein called "Customer" whether one or more persons).

WHEREAS, Algonquin and Customer entered into a Service Agreement dated June 1, 1993, for service under Rate Schedule AFT-E; and

WHEREAS, Algonquin and its customers entered into a settlement agreement in Algonquin's Docket Nos. RP93-14-000, et al. which provided, among other things, for revised daily and annual contract entitlements under Rate Schedules AFT-1, AFT-E, AFT-1S and AFT-ES; and

WHEREAS, the Federal Energy Regulatory Commission issued an order on July 8, 1994, approving the settlement in Docket Nos. RP93-14-000 et al; and
                                                          -- --

WHEREAS, Algonquin and Customer desire to execute a superseding service agreement under Rate Schedule AFT-E in accordance with the terms of the settlement as approved by the Commission's July 8, 1994 order;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                   ARTICLE I
                              SCOPE OF AGREEMENT


1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-E, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at

                                                                          93002E

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      -----------------------------------


                                  ARTICLE  I
                              SCOPE OF AGREEMENT
                                  (Continued)

     all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement
     Quantities:



                 Maximum Daily Transportation Quantity (MMBtu)
                 --------------------------------------------

                     Nov 16 - Apr 15         30,000*
                     Apr 16 - May 31         28,824
                     Jun  1 - Sep 30         26,473
                     Oct  1 - Nov 15         28,824


     *MDTQ to be utilized in applying monthly Reservation Charge

          Maximum Annual Transportation Quantity             10,411,514 MMBtu

1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Dally Delivery Obligation.

                                                                          93002E

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      -----------------------------------

                                  ARTICLE II
                               TERM OF AGREEMENT

2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending on and including October 31, 1996 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter; Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                  ARTICLE III
                                 RATE SCHEDULE

3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-E as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed; The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-E, nor less than the minimum rate under Rate Schedule AFT-E.

                                                                          93002E

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      -----------------------------------

                                  ARTICLE III
                                 RATE SCHEDULE
                                  (Continued)

3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-E, (b) Algonquin's Rate Schedule AFT-E, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-E. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                  ARTICLE IV
                              POINT(S) OF RECEIPT

Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-E.

                                   ARTICLE V
                             POINT(S) OF DELIVERY

Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery.

                                                                          93002E

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      ----------------------------------

Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-E.

                                  ARTICLE VI
                                   ADDRESSES

Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

     (a)  Algonquin: Algonquin Gas Transmission Company
                     1284 Soldiers Field Road
                     Boston, MA 02135
                     Attn: John J. Mullaney
                           Vice President, Marketing

     (b)  Customer:  Boston Gas Company
                     One Beacon Street
                     Boston, MA 02108
                     Attn: William R. Luthern
                           Vice President, Gas Supply and Production

or such other address as either party shall designate by formal written notice.

                                                                          93002E

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      -----------------------------------

                                  ARTICLE VII
                                INTERPRETATION

The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                 ARTICLE VIII
                          AGREEMENTS BEING SUPERSEDED

When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.

Service Agreement No. 93002E executed by Customer and Algonquin under Rate Schedule AFT-E dated June 1, 1993.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.

                                        ALGONQUIN GAS TRANSMISSION COMPANY

                                        By:    /s/ John J. Mullarey
                                               -------------------------------
                                        Title: VICE PRESIDENT, MARKETING
                                               -------------------------------


                                        BOSTON GAS COMPANY

                                        By:    /s/ William R. Luthern
                                               -------------------------------
                                        Title: Vice President
                                               -------------------------------

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      ---------------------------------

                                   EXHIBIT A
                              Point(s) of Receipt
                              -------------------

                            Dated: September 1, 1994

          To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                         concerning Point(s) of Receipt

     Primary                    Maximum Daily              Maximum
     Point of                Receipt Obligation        Receipt Pressure
     Receipt                      (MMBtu)                   (Psig)
     -------                 ------------------        ----------------
     Hanover, NJ (TETCO)                               At any pressure requested
           Nov 16 - Apr 15         11,439              by Algonquin but not in
           Apr 16 - May 31         10,991              excess of 750 Psig.
           Jun  1 - Sep 30         10,094
           Oct  1 - Nov 15         10,991

     Lambertville, NJ                                  At any pressure requested
           Nov 16 - Apr 15         18,561              by Algonquin but not in
           Apr 16 - May 31         17,833              excess of 750 Psig.
           Jun  1 - Sep 30         16,379
           Oct  1 - Nov 15         17,833


Signed for Identification

Algonquin: /s/ John J. Mullarey
          ---------------------

Customer:  /s/ W. R. Luthern
          ---------------------

                                                                          93002E

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      ---------------------------------

                                   EXHIBIT B
                             Point(s) of Delivery
                             --------------------

                           Dated: September 1, 1994

          To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                        concerning Point(s) of Delivery

     Primary                               Maximum Daily           Minimum
     Point of                           Delivery Obligation    Delivery Pressure
     Delivery                               (MMBtu)                (Psig)
     --------                           -------------------    -----------------
     At Customer's reduction
     valves located at Everett, MA                                   75
       Nov 16 - Apr 15                         11,534
       Apr 16 - May 31                         11,082
       Jun  1 - Sep 30                         10,178
       Oct  1 - Nov 15                         11,082

     At the property line
     on the outlet side of
     meter stations located at:
     Waltham, MA                                                    125
       Nov 16 - Apr 15                           5,287
       Apr 16 - May 31                           5,080
       Jun  1 - Sep 30                           4,665
       Oct  1 - Nov 15                           5,080

     East Braintree, MA                                             125
       Nov 16 - Apr 15                             526
       Apr 16 - May 31                             505
       Jun  1 - Sep 30                             464
       Oct  1 - Nov 15                             505

Signed for Identification

Algonquin:/s/ John J. Mullarey
          --------------------

Customer: /s/ W R. Luthern
          --------------------

                                                                          93002E

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      ---------------------------------

                                   EXHIBIT B
                             Point(s) of Delivery
                             --------------------
                                  (Continued)

                            Dated: September 1, 1994

          To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                        concerning Point(s) of Delivery

     Primary                        Maximum Daily             Minimum
     Point of                    Delivery Obligation     Delivery Pressure
     Delivery                        (MMBtu)                 (Psig)
     --------                    --------------------    -----------------
     Weston, MA                                                100
      Nov 16 - Apr 15                    480
      Apr 16 - May 31                    461
      Jun  1 - Sep 30                    424
      Oct  1 - Nov 15                    461

     Wellesley, MA                                              60
      Nov 16 - Apr 15                  6,247
      Apr 16 - May 31                  6,002
      Jun  1 - Sep 30                  5,513
      Oct  1 - Nov 15                  6,002

     Ponkapoag, MA                                             200
      Nov 16 - Apr 15                 15,186
      Apr 16 - May 31                 14,591
      Jun  1 - Sep 30                 13,401
      Oct  1 - Nov 15                 14,591


SIGNED for Identification

Algonquin: /s/ John J. Mullarey
           --------------------

Customer: /s/ W R. Luttern
          ---------------------

                               SERVICE AGREEMENT
                      (APPLICABLE TO RATE SCHEDULE AFT-E)
                      ----------------------------------

                                   EXHIBIT B
                             Point(s) of Delivery
                             --------------------
                                  (Continued)

                            Dated: September 1, 1994

          To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Boston Gas Company (Customer)
                        concerning Point(s) of Delivery

     Primary                   Maximum Daily                Minimum
     Point of              Delivery Obligation          Delivery Pressure
     Delivery                   (MMBtu)                       (Psig)
     --------              -------------------          -----------------
     Norwood, MA                                               75
      Nov 16 - Apr 15            742
      Apr 16 - May 31            713
      Jun 1  - Sep 30            655
      Oct 1  - Nov 15            713

     Algonquin's Maximum Daily Delivery Obligations for the East Braintree and Potter Street Points of Delivery under Contract Nos. 93002E and 93002 shall not exceed a combined daily total equal to the aggregate of the former Maximum Daily Delivery Obligations at the East Braintree Point of Delivery under Rate Schedules AFT-i (F-1) and AFT-E (F-1) in the amounts of 16,948 MMBtu and 5,238 MMBtu, respectively.

Signed for Identification

Algonquin: /s/ John J. Mullarey
           --------------------

Customer:  /s/ W. R. Luttern
           --------------------